EXHIBIT 32

                  CERTIFICATION ACCOMPANYING FORM 10-K/A REPORT
                                       OF
                                 XL CAPITAL LTD
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
              (CHAPTER 63, TITLE 18 U.S.C. SS.SS. 1350(a) AND (b))

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chapter 63, Title 18 U.S.C. ss.ss. 1350(a) and (b)), each of the undersigned hereby certifies that Amendment No. 1 to the Annual Report on Form 10-K for the period ended December 31, 2003 of XL Capital Ltd (the "Company") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:   April 29, 2004

                                         /s/ BRIAN M. O'HARA
                                         -------------------------------------
                                         Brian M. O'Hara
                                         President and Chief Executive Officer
                                         XL Capital Ltd

Dated:   April 29, 2004

                                         /s/ JERRY DE ST. PAER
                                         -------------------------------------
                                         Jerry de St. Paer
                                         Executive Vice President and
                                         Chief Financial Officer
                                         XL Capital Ltd



     A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to XL Capital Ltd and will be retained by XL Capital Ltd and furnished to the Securities and Exchange Commission or its staff upon request.